Palayan Resources, Inc. 8-K

Exhibit 10.02

KVK

Business Register extract
Netherlands Chamber of Commerce

CCI number 76235548

Page 1 (of 2)

Legal entity	
RSIN	860555628
Legal form	Besloten Vennootschap (comparable with Private Limited Liability Company)
Statutory name	SMG-Gold B.V.
Corporate seat	Woerden
First entry in Business Register	29-10-2019
Date of deed of incorporation	29-10-2019
Issued capital	EUR 2.00
Paid-up capital	EUR 2.00

Company	
Trade name	SMG-Gold B.V.
Company start date	29-10-2019 (registration date: 29-10-2019)
Activities	SBI-code: 70102 - Holding companies (not financial)
Employees	0

Establishment	
Establishment number	000044057598
Trade name	SMG-Gold B.V.
Visiting address	Van der Valk Boumanlaan 13 I, 3446GE Woerden
Date of incorporation	29-10-2019 (registration date: 29-10-2019)
Activities	SBI-code: 70102 - Holding companies (not financial) For further information on activities, see Dutch extract.
Employees	0

Sole shareholder	
Name	Palayan Resources, Inc.
Visiting address	123 West Nye Lane, Carson City, Nevada 89706, United States of America
Registered in	Secretary of State Nevada, United States of America under number E0365222013-5
Sole shareholder since	07-07-2020 (registration date: 08-07-2020)

Board members	
Name	Davis, Barry John
Date of birth	30-01-1956
Date of entry into office	29-10-2019 (registration date: 29-10-2019)

WAARMERK
KAMER VAN KOOPHANDEL

This extract has been certified with a digital signature and is an official proof of registration in the Business Register. You can check the integrity of this document and validate the signature in Adobe at the top of your screen. The Chamber of Commerce recommends that this document be viewed in digital form so that its integrity is safeguarded and the signature remains verifiable.

2020-07-09 11:06:39

KVK

Business Register extract
Netherlands Chamber of Commerce

CCI number 76235548

Page 2 (of 2)

Title	directeur A
Powers	Jointly authorised (with other board member(s), see articles)
Name	The Netherlands Trust Services B.V.
Visiting address	Van der Valk Boumanlaan 13 I, 3446GE Woerden
Registered under CCI number	66088844
Date of entry into office	02-03-2020 (registration date: 03-03-2020)
Title	Directeur B
Powers	Jointly authorised (with other board member(s), see articles)

Extract was made on 09-07-2020 at 11.06 hours.

WAARMERK
KAMER VAN KOOPHANDEL

This extract has been certified with a digital signature and is an official proof of registration in the Business Register. You can check the integrity of this document and validate the signature in Adobe at the top of your screen. The Chamber of Commerce recommends that this document be viewed in digital form so that its integrity is safeguarded and the signature remains verifiable.

2020-07-09 11:06:39